                                                                   EXHIBIT 10.18

                                 VENCOR, INC.
                        INCENTIVE COMPENSATION PROGRAM

                            PERFORMANCE SHARE AWARD



     This Agreement is made as of ________________, 19___ (the "Grant Date"), by and between VENCOR, INC., a Delaware corporation (the "Company"), having its offices at 3300 Providian Center, Louisville, Kentucky 40202, and
______________________________ ("Employee"), who is serving as
____________________________________ of the Company (the "Position").


     RECITALS:
     --------

     A. The Company's 1987 Incentive Compensation Program (the "Plan") was adopted by the Board of Directors of the Company on May 27, 1987 and was approved by the shareholders on June 18, 1987.

     B. Pursuant to the Plan, shares of the Company's $.25 par value Common Stock (the "Common Stock") may be issued to officers and valued employees of the Company upon whose judgment, initiative and efforts the continued success and growth of the business of the Company largely depend.

     C. Shares of Common Stock may be issued under the Plan under such terms as the Executive Compensation Committee of the Board of Directors (the "Committee") shall determine.


     AGREEMENT:
     ---------

     NOW, THEREFORE, in consideration of Employee serving in the Position, the parties hereto agree as follows:

     1.   GRANT.  Subject to the terms and conditions of this Agreement and the
          -----
Plan, which is hereby incorporated herein by reference, the Company hereby agrees to issue to Employee up to ____________ shares of Common Stock (the "Performance Shares"), in consideration of services to be performed by Employee in the Position with the Company or any of its subsidiaries after the date hereof and until completion of the final Performance Period.

     2.   VESTING AND ISSUANCE.  Except as otherwise provided in this Agreement,
          --------------------
the Performance Shares shall not be issued to Employee unless Employee is serving in the Position, or in a comparable or higher position, as determined by the Committee, with the Company or a subsidiary thereof, throughout the applicable performance period (the "Performance Period") set forth below:

               Number of Shares
               of Common Stock          Performance Period





In addition, as conditions to Employee receiving any Performance Shares with respect to a Performance Period, (a) Employee must have met the applicable performance standards established by the Committee for a given Performance Period for the Position; and (b) Employee must have retained at least one-half of the Performance Shares which have previously been awarded to him or her pursuant to this Agreement. Subject to the foregoing, the number of Performance Shares to be issued upon completion of a Performance Period shall be determined by the Committee in its sole discretion, with the maximum number of Performance Shares that may be so issued to equal the sum of (i) the aggregate of the number of shares set forth in the foregoing table for such Performance Period and for all prior Performance Periods minus (ii) the number of shares for any prior
                              -----
Performance Period that have previously been issued. Within three months after the end of each Performance Period, the Company shall determine whether the applicable performance standards have been met and shall make its determination in accordance with the foregoing as to the number of Performance Shares to be issued. Such Performance Shares shall be delivered within 30 days after such determination. All Performance Shares that are not issued in accordance with the foregoing in respect of any Performance Period through and including the final Performance Period (ending December 31, 19__) shall be forfeited by Employee and shall be of no further force or effect.

     3.   COMPLIANCE WITH SECURITIES LAWS.  If Employee is an "officer" of the
          -------------------------------
Company as defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934 ("1934 Act"), then Employee will comply with the provisions of Section 16 of the 1934 Act in connection with any sale, transfer or other disposition of the Performance Shares.

     4.   NO SHAREHOLDER RIGHTS.  Until the Performance Shares are issued to
          ---------------------
Employee (or, upon Employee's death, to Employee's estate, pursuant to the terms of this Agreement), Employee shall have no rights with respect to the Performance Shares, including the right to vote or to receive any cash dividends with respect to, or the right to transfer, assign, alienate, pledge, hypothecate or otherwise dispose of, such Performance Shares.

     5.   EMPLOYMENT.  The grant of the Performance Shares to Employee neither
          ----------
confers on Employee the right to continued service in the Position and/or employment by the Company or any of its subsidiaries nor affects the right of the Company or any of its subsidiaries to remove Employee from the Position, or to terminate Employee's employment with the Company or a subsidiary thereof, for any reason with or without cause.

     6.   WITHHOLDING TAXES.  Employee agrees to pay promptly to the Company the
          -----------------
amount of any federal and state withholding taxes which become due as a result of the award of any Performance Shares.

     7.   REMOVAL AND REASSIGNMENT, TERMINATION, DEATH AND DISABILITY.
          -----------------------------------------------------------

          (a) If Employee is removed from the Position and is reassigned to another position with the Company or any subsidiary thereof which is not a comparable or higher position, as determined by the Committee, with the Company or a subsidiary thereof, or if Employee's employment with the Company or a subsidiary thereof is terminated either by the Company or such subsidiary or by Employee for any reason prior to the completion of any applicable Performance Period, then, on the effective date of such removal and reassignment or of such termination, Employee shall forfeit his or her eligibility to receive any Performance Shares which have not yet been issued under this Agreement.

          (b) If prior to the completion of the applicable Performance Period and while serving in the Position or in a comparable or higher position, as determined by the Committee, with the Company or a subsidiary thereof, Employee retires from active full employment, then, on the effective date of such retirement, Employee shall forfeit his or her eligibility to receive any Performance Shares which have not yet been issued under this Agreement.

          (c) If prior to the completion of the applicable Performance Period and while serving in the Position or in a comparable or higher position, as determined by the Committee, with the Company or a subsidiary thereof, Employee dies or becomes permanently and totally disabled, as determined by the Committee, then all Performance Shares which have not yet been issued under this Agreement shall be fully vested in and issued to Employee or, in the case of Employee's death, shall be vested in and issued to Employee's estate, as of the date of Employee's disability or death.

     8.   ADJUSTMENTS.
          -----------

          (a) Subject to Section 8(b) hereof, if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in the number and kind of shares or other securities subject to this Agreement without change in the applicable Performance Period.

          (b) Despite the provisions of Section 8(a) hereof, upon dissolution or liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, as a result of which the Company is not the surviving corporation, or upon the sale of all or substantially all the property of the Company, all applicable Performance Periods under Section 2 hereof shall lapse and all Performance Shares shall be fully vested in and issued to Employee.

          (c) Upon a Change in Control of the Company, all applicable Performance Periods under Section 2 hereof shall lapse, and all Performance Shares shall be fully vested in and issued to Employee. As used herein, "Change in Control" shall have the meaning set forth in Section 6.7 of the Plan.

     9.   CONFIDENTIALITY.  Employee acknowledges that this Agreement and the
          ---------------
award of Performance Shares to Employee is confidential, and Employee agrees not to disclose any of the terms of this Agreement except to duly authorized representatives of the Company acting in the course of their employment and as may otherwise be required by law.

     10.  BINDING EFFECT AND BENEFIT.  This Agreement shall be binding upon the
          --------------------------
Company, its successors and assigns, and, subject to the conditions hereof, shall inure to the benefit of the legatees and personal representatives of Employee.

     11.  ENTIRE UNDERSTANDING AND WAIVER.  This Agreement embodies the entire
          -------------------------------
understanding and agreement of the parties in relation to the subject matter hereof, and no promise, condition, representation or warranty, expressed or implied, not herein stated, shall bind either party hereto. None of the terms and conditions of this Agreement may be changed, modified, waived or cancelled except by a writing, signed by the parties hereto specifying such change, modification, waiver or cancellation. A waiver by either party, at any time, of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

     12.  APPLICABLE LAW.  This Agreement shall be construed and enforced in
          --------------
accordance with the laws of the Commonwealth of Kentucky.

     IN WITNESS WHEREOF, the Company has executed this Agreement by its proper officer thereunto authorized and Employee has executed this Agreement, each as of the date first above written.


                                   VENCOR, INC.


                                   By:  _______________________________

                                   Title:  ____________________________

                                               ("Company")


                                   ____________________________________


                                               ("Employee")

                                                                   EXHIBIT 10.18


                                 VENCOR, INC.
                        INCENTIVE COMPENSATION PROGRAM

                                 AMENDMENT TO
                            PERFORMANCE SHARE AWARD


     This Amendment is made as of March 29, 1996, to the Performance Share Award dated as of December 1, 1995 by and between VENCOR, INC., a Delaware corporation (the "Company"), having its offices at 3300 Providian Center, Louisville, Kentucky 40202, and _________________________________ ("Employee"), who is
serving as ______________________________ of the Company (the "Position").

     RECITALS:

     A. The Company and the Employee previously entered into a Performance Share Award Agreement (the "Performance Agreement") relating to the issuance of shares of the Company's common stock to Employee upon the attainment of certain performance goals and other conditions set forth therein ("Performance Shares").

     B. The Company and the Employee believe that it is in their best interests that the grant of Performance Shares satisfy the requirements for an exemption from the deduction limitation set forth in the Omnibus Budget Reconciliation Act of 1993 ("OBRA").

     AGREEMENT:
     ----------

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1.   AMENDMENT OF PERFORMANCE AGREEMENT.   For the purpose of satisfying
          -----------------------------------
the requirements for an exemption from the deduction limitation set forth in OBRA, the last paragraph of Section 2 of the Performance Agreement is hereby amended to read in its entirety as follows:

     In addition, as conditions to Employee receiving any Performance Shares with respect to a Performance Period, (a) Employee must have met the applicable performance standards established by the Committee for a given Performance Period for the Position; and (b) as of the Determination Date (as defined below), Employee must have retained at least one-half of the Performance Shares which have previously been awarded to Employee pursuant to this Agreement. If the Committee so elects, it may establish different levels of performance standards, which if met would result in the issuance of less than the maximum number of Performance Shares provided for above. Within three months after the end of each Performance Period, the Committee shall determine (the "Determination Date") whether the applicable performance standards for such Performance Period have been met and the number of Performance Shares to be issued as a result thereof. Such Performance Shares shall be delivered within 30 days after the Determination Date (the "Scheduled Time"). All Performance Shares that are not issued in accordance with the foregoing in respect of any Performance Period shall be forfeited by Employee and shall be of no further force or effect.

     2.   APPLICABLE LAW.   This Amendment shall be construed and enforced in
          ---------------
accordance with the laws of the Commonwealth of Kentucky.

     3.   BINDING EFFECT AND BENEFIT.   This Amendment shall be binding upon the
          ---------------------------
Company, its successors and assigns, and, subject to the conditions hereof, shall inure to the benefit of the legatees and personal representatives of Employee.

     IN WITNESS WHEREOF, the Company has executed this Amendment by its proper officer thereunto authorized and Employee has executed this Agreement, each as of the date first above written.


                                                VENCOR, INC.

                                                By:    _________________________

                                                Title: _________________________

                                                           ("Company")



                                                ________________________________


                                                           ("Employee")